Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Gordon R. Arnold, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Sierra Monitor Corporation on Form 10-QSB for the quarterly period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Sierra Monitor Corporation.

         A signed original of this written statement required by section 906 or other document authentication, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by section 906, has been provided to Sierra Monitor Corporation and will be retained by Sierra Monitor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


Date:  November 8, 2003                   By: /s/ Gordon R. Arnold
                                              ---------------------------
                                              Gordon R. Arnold
                                              Chief Executive Officer
                                              Chief Financial Officer

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